Performance Management - SLW Short Duration Income ETF	Jun. 08, 2026
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	PERFORMANCE
Performance Narrative [Text Block]

Because the Fund has less than a calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting slwfunds.com or by calling 1-866-969-5885.

Performance One Year or Less [Text]	Because the Fund has less than a calendar year of investment operations, no performance information is presented for the Fund at this time.
Performance Availability Website Address [Text]	slwfunds.com
Performance Availability Phone [Text]	1-866-969-5885